Exhibit 10.16

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Copy

CLINICAL TRIAL COLLABORATION AND SUPPLY AGREEMENT

This CLINICAL TRIAL COLLABORATION AND SUPPLY AGREEMENT (this “Agreement”), made as of October 4, 2016 (the “Effective Date”), is by and between Ares Trading S.A., Z.I de l’Ouriettaz, CH-1170 Aubonne, Switzerland (“Merck”), and Vaccinex, Inc., having a place of business at 1895 Mt. Hope Avenue, Rochester, NY 14620 (“Vaccinex”). Merck and Vaccinex are each referred to herein individually as “Party” and collectively as “Parties”.

RECITALS

A. Merck is developing Merck Compound (as defined below) for the treatment of certain tumor types.

B. Vaccinex is developing the Vaccinex Compound (as defined below) for the treatment of certain tumor types.

C. Vaccinex desires to sponsor a clinical trial in which the Vaccinex Compound and Merck Compound would be dosed concurrently or in combination.

D. Merck and Vaccinex, consistent with the terms of this Agreement, desire to collaborate as more fully described herein, including by providing Merck Compound and the Vaccinex Compound for the Study (as defined below).

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants and conditions, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, mutually agree as follows:

1. Definitions.

For all purposes of this Agreement, the capitalized terms defined in this Article 1 and throughout this Agreement shall have the meanings herein specified.

1.1 “Affiliate” means, with respect to either Party, a firm, corporation or other entity which directly or indirectly owns or controls said Party, or is owned or controlled by said Party, or is under common ownership or control with said Party. For purposes of this definition, the word “control” means (i) the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting securities of a legal entity, or (ii) possession, directly or indirectly, of the power to direct the management or policies of a legal entity, whether through the ownership of voting securities, contract rights, voting rights, corporate governance or otherwise. For clarity, Ares Trading S.A. is a wholly owned Affiliate of Merck KGaA.

1.2 “Agreement” means this agreement, as amended by the Parties from time to time, and as set forth in the preamble.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

1.3 “Applicable Law” means all international, federal, state, local, national and regional statutes, laws, rules, regulations and directives applicable to a particular activity hereunder, including performance of clinical trials, medical treatment and the processing and protection of personal and medical data, that may be in effect from time to time, including those promulgated by the United States Food and Drug Administration (“FDA”), state and national regulatory authorities, the European Medicines Agency (“EMA”) and any successor agency to the FDA or EMA or any agency or authority performing some or all of the functions of the FDA or EMA in any jurisdiction outside the United States or the European Union (each a “Regulatory Authority” and collectively, “Regulatory Authorities”), and including without limitation cGMP and GCP (each as defined below); all data protection requirements such as those specified in the EU Data Protection Directive and the regulations issued under the United States Health Insurance Portability and Accountability Act of 1996, as amended (“HIPAA”); export control and economic sanctions regulations which prohibit the shipment of United States-origin products and technology to certain restricted countries, entities and individuals; anti-bribery and anticorruption laws pertaining to interactions with government agents, officials and representatives; laws and regulations governing payments to healthcare providers; and any United States or other country’s or jurisdiction’s successor or replacement statutes, laws, rules, regulations and directives relating to the foregoing.

1.4 “Business Day” means any day other than a Saturday, Sunday or any public holiday in the country where the applicable obligations are to be performed.

1.5 “Calendar Quarter” means a three-month period beginning on January, April, July or October 1st.

1.6 “Calendar Year” means a one-year period beginning on January 1st and ending on December 31st.

1.7 “cGMP” means the current Good Manufacturing Practices officially published and interpreted by EMA, FDA and other applicable Regulatory Authorities that may be in effect from time to time and are applicable to the Manufacture of the Compounds.

1.8 “Change of Control” means, with respect to a Party, a transaction with a Third Party(ies) involving (a) the acquisition, merger or consolidation, directly or indirectly, of such Party, and, immediately following the consummation of such transaction, the shareholders of such Party immediately prior thereto hold, directly or indirectly, as applicable, shares of capital stock of the surviving company representing less than fifty percent (50%) of the outstanding shares of such surviving or continuing company, (b) the sale of all or substantially all of the assets or business of such Party, or (c) an unaffiliated person, or group of unaffiliated persons acting in concert, acquire more than fifty percent (50%) of the voting equity securities or management control of such Party. Notwithstanding the foregoing, a Change of Control of Vaccinex shall not be deemed to have occurred as a result of an initial public offering of Vaccinex equity securities, or any follow-on offering of Vaccinex equity securities.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

1.9 “Clinical Data” means all data (including raw data) and results generated under the Study which are to be shared between Merck and Vaccinex, as set forth in the Data Sharing and Sample Testing Schedule; excluding, however, Sample Testing Results.

1.10 “Clinical Quality Agreements” means that certain clinical quality assurance agreement on customary terms to be mutually agreed as negotiated in good faith and entered into by the Parties in conjunction herewith within forty-five (45) days following the Effective Date, as such agreement may be amended from time to time.

1.11 “CMC” means Chemistry Manufacturing and Controls.

1.12 “Combination” means the use or method of using Merck Compound and the Vaccinex Compound in concomitant or sequential administration.

1.13 “Compounds” means Merck Compound and the Vaccinex Compound. A “Compound” means either Merck Compound or the Vaccinex Compound, as applicable.

1.14 “Confidential Information” means any information, Know-How or other proprietary information or materials furnished to one Party by the other Party pursuant to this Agreement, except to the extent that such information or materials: (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party, as demonstrated by competent evidence; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party; (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; (d) was disclosed to the receiving Party by a Third Party who had no obligation to the disclosing Party not to disclose such information to others; or (e) was subsequently developed by the receiving Party without use of the Confidential Information, as demonstrated by competent evidence.

1.15 “Continuing Party” has the meaning set forth in Section 10.1.2.

1.16 “CTA” means an application to a Regulatory Authority for purposes of requesting the ability to start or continue a clinical trial, which CTA may consist of, or include, an IND or IMPD, as applicable.

1.17 “Data Sharing and Sample Testing Schedule” means the schedule describing each Party’s data sharing and sample testing obligations to the other Party, with respect to Clinical Data and Sample Testing Results, which shall be finalized in writing by mutual agreement of the Parties prior to the enrollment of the first patient in the Study.

1.18 “Defending Party” has the meaning set forth in Section 14.2.3.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

1.19 “Delivery” has the meaning set forth in Section 8.3.1 with respect to Merck Compound.

1.20 “DEP Period Completion” means the completion of the dose-escalating or Phase 1b portion of the Study in accordance with the Protocol Summary in Appendix A and the final Protocol.

1.21 “Direct Manufacturing Cost” shall include the sum of manufacturing fees; raw materials; direct labor; quality, release and in-process control costs; charges for reasonable spoilage, scrap or rework costs; freight and duty, and factory overhead costs that can be directly attributed to such Compound, including but not limited to equipment maintenance and repair, supplies, ongoing stability program costs, other plant services, indirect labor and depreciation on direct capital assets.

1.22 “Disposition Package” has the meaning set forth in Section 8.7.1.

1.23 “Dispute” has the meaning set forth in Section 21.1.

1.24 “Effective Date” has the meaning set forth in the preamble.

1.25 “EMA” has the meaning set forth in the definition of Applicable Law.

1.26 “FDA” has the meaning set forth in the definition of Applicable Law.

1.27 “First Press Release” has the meaning set forth in Section 12.1.

1.28 “Force Majeure” has the meaning set forth in Section 16.

1.29 “GCP” means the Good Clinical Practices officially published by EMA, FDA and the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (ICH) that may be in effect from time to time and are applicable to the testing of the Compounds.

1.30 “Government Official” means: (a) any officer or employee of a government or any department, agency or instrument of a government; (b) any person acting in an official capacity for or on behalf of a government or any department, agency, or instrument of a government; (c) any officer or employee of a company or business owned in whole or part by a government; (d) any officer or employee of a public international organization such as the World Bank or United Nations; (e) any officer or employee of a political party or any person acting in an official capacity on behalf of a political party; and/or (f) any candidate for political office; who, when such Government Official is acting in an official capacity, or in an official decision-making role, has responsibility for performing regulatory inspections, government authorizations or licenses, or otherwise has the capacity to make decisions with the potential to affect the business of either of the Parties.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

1.31 “HIPAA” has the meaning set forth in the definition of Applicable Law.

1.32 “IMPD” means an Investigational Medicinal Product Dossier which includes all data required by Regulatory Authorities in the European Union for the performance of clinical trials in one or more European Union member states.

1.33 “IND” means the Investigational New Drug Application filed or to be filed with the FDA as described in Title 21 of the U.S. Code of Federal Regulations, Part 312, and the equivalent application in the jurisdictions outside the United States.

1.34 “Indication” means a generally acknowledged and clinically recognized form of a disease or condition, a significant manifestation of a disease or condition, symptoms associated with a form of a disease or condition, or a risk for a form of a disease or condition, in each case, for which a separate Regulatory Approval or a supplement thereto is filed, or is required to be filed, prior to sale, and which covers a separate distinct disease area (including a different stage, line of therapy, patient population or subpopulation, or other qualifying criterion within a disease or condition).

1.35	“Indirect Manufacturing Costs” shall include allocations of indirect factory overhead and site support costs, including but not limited to utilities, quality, planning, engineering, maintenance, safety, site science and technology, and depreciation on indirect capital assets, procurement, warehousing, and corporate services; shipping costs; all costs incurred by a Party in connection with audits conducted pursuant to the Clinical Quality Agreements; any non-refundable or non-creditable indirect taxes, customs and excise duties, or similar taxes paid or payable by any Third Party or Affiliate in relation to the Manufacture of any portion of such Compound. Allocations shall be based on such Compound’s utilization relative to a manufacturing site’s total activity.

1.36 “Inventions” means all inventions and discoveries (a) which are made or conceived in the design or performance of the Study and/or (b) which are made or conceived by a Party through use of (i) the Clinical Data and/or Sample Testing Results and/or (ii) the Confidential Information of the other Party.

1.37 “Joint Combination Study Committee” or “JCSC” has the meaning set forth in Section 3.9.

1.38 “Jointly Owned Invention” has the meaning set forth in Section 10.1.1.

1.39 “Joint Patent Application” has the meaning set forth in Section 10.1.2.

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Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

1.40 “Joint Patent” means a patent that issues from a Joint Patent Application.

1.41 “Know-How” means any proprietary invention, innovation, improvement, development, discovery, computer program, device, trade secret, method, know-how, process, technique or the like, including manufacturing, use, process, structural, operational and other data and information, whether or not written or otherwise fixed in any form or medium, regardless of the media on which contained and whether or not patentable or copyrightable, that is not generally known or otherwise in the public domain.

1.42 “Liability” has the meaning set forth in Section 14.2.1.

1.43 “Lead Prosecuting Party” has the meaning set forth in Section 10.1.2.

1.44 “Manager” has the meaning set forth in Section 3.8.

1.45 “Manufacture,” “Manufactured,” or “Manufacturing” means all stages of the manufacture of a Compound, including planning, purchasing, manufacture, processing, compounding, storage, filling, packaging, waste disposal, labeling, leafleting, testing, quality assurance, sample retention, stability testing, release, dispatch and supply, as applicable.

1.46 “Manufacturer’s Release” or “Release” has the meaning ascribed to such term in the Clinical Quality Agreements.

1.47 “Manufacturing Cost” shall mean the Direct Manufacturing Costs and the Indirect Manufacturing Costs, on a per vial basis.

1.48 “Manufacturing Site” means the facilities where a Compound is Manufactured by or on behalf of a Party, as such Manufacturing Site may change from time to time in accordance with Section 8.6 (Changes to Manufacturing).

1.49 “Merck” has the meaning set forth in the preamble.

1.50 “Merck Class Compound” means any small or large molecule that inhibits PD-1 or PD-L1 activity, including an anti-PD-L1 (programmed death-ligand 1) monoclonal antibody and any other antibody that blocks binding of PD-L1 to PD-1, and any formulations thereof.

1.51 “Merck Compound” means the antibody known as MSB0010718C referred to by Merck as “avelumab”.

1.52 “Merck Compound Inventions” has the meaning set forth in Section 10.3.

1.53 “Merck Liability” has the meaning set forth in Section 14.2.2.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

1.54 “Non-Conformance” means, with respect to a given unit of Compound, an event that deviates from an approved cGMP requirement with respect to the applicable Compound, such as a procedure, Specification, or operating parameter (including shelf life as specified in Section 8.2 and the applicable Specifications), or that requires an investigation to assess impact to the quality of the applicable Compound. Classification of the Non-Conformance is detailed in the Clinical Quality Agreements.

1.55 “Other Party” has the meaning set forth in Section 14.2.3.

1.56 “Opting-out Party” has the meaning set forth in Section 10.1.2.

1.57 “Party” has the meaning set forth in the preamble.

1.58 “Payer” has the meaning set forth in Section 8.17.

1.59 “Payee” has the meaning set forth in Section 8.17.

1.60 “Payments” has the meaning set forth in Section 8.17.

1.61 “Permitted Use” means, with respect to a Party (i) seeking Regulatory Approval for the use of its respective Compound in the Combination; (ii) filing and prosecuting patent applications for Joint Inventions and enforcing any resulting patents, in each case, in accordance with Article 10; and/or (iii) to the extent such disclosure is required by a Regulatory Authority or otherwise under Applicable Law, in which case, the disclosing Party shall provide reasonable advance notice to the other Party before making such disclosure and, at the request of the other Party, cooperate with such other Party in obtaining a protective order or similar relief that prevents or limits the scope of or delays such disclosure.

1.62 “Protocol” means the written documentation that describes the Study and sets forth specific activities to be performed as part of the Study conduct, a summary of which is attached hereto as Appendix A.

1.63 “Regulatory Approvals” means any and all permissions (other than the Manufacturing approvals) required to be obtained from Regulatory Authorities and any other competent authority for the development, registration, importation, and commercialization of a Compound in the United States, Europe or other applicable jurisdictions for use in humans.

1.64 “Regulatory Authorities” has the meaning set forth in the definition of Applicable Law.

1.65 “Related Agreements” means the Safety Data Exchange Agreement and the Clinical Quality Agreements.

1.66 “Replacement Threshold” has the meaning set forth in Section 8.7.2(b).

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

1.67 “Safety Data Exchange Agreement” means that certain pharmacovigilance agreement regarding the Compounds, on customary terms to be mutually agreed as negotiated in good faith and that shall be entered into by the Parties in conjunction herewith, within forty-five (45) days following the Effective Date and in any case prior to the enrollment of the first patient in the Study, as such agreement may be amended from time to time.

1.68 “Samples” means urine, blood and tissue samples from patients participating in the Study.

1.69 “Sample Testing” means the analyses to be performed by each Party using the applicable Samples, as described in the Data Sharing and Sample Testing Schedule.

1.70 “Sample Testing Results” means those results arising from the Sample Testing which are to be shared between Merck and Vaccinex, as set forth in the Data Sharing and Sample Testing Schedule.

1.71 “Specifications” means, with respect to a given Compound, the set of requirements for such Compound as set forth in the Clinical Quality Agreements.

1.72 “Study” means Phase 1b/2 Study of VX15/2503 in combination with avelumab in patients with advanced non-small cell lung cancer.

1.73 “Study Budget” has the meaning set forth in Section 7.1.

1.74 “Study Completion” has the meaning set forth in Section 3.5.

1.75 “Study Costs” means the total costs to be incurred by Vaccinex in connection with the Study as set forth in the Study Budget attached hereto as Appendix C, as such Study Budget may be amended in accordance with this Agreement.

1.76 “Study Indication” means non-small cell lung cancer (NSCLC).

1.77 “Study Results” means the results generated under the Study.

1.78 “Subcontractors” has the meaning set forth in Section 2.4.

1.79 “Team Leader” has the meaning set forth in Section 3.8.

1.80 “Term” has the meaning set forth in Section 6.1.

1.81 “Termination Costs” has the meaning set forth in Section 6.13.

1.82 “Territory” means anywhere in the world.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

1.83 “Third Party” means any person or entity other than Vaccinex, Merck or their respective Affiliates.

1.84 “Vaccinex” has the meaning set forth in the preamble.

1.85 “Vaccinex Class Compound” means any small or large molecule that inhibits Semaphorin 4D (“SEMA4D”) activity, including an anti-SEMA4D mono-clonal antibody and any other small or large molecule that blocks binding of SEMA4D to its receptors, plexin-B1, plexin-B2 or CD72, and any formulations thereof.

1.86 “Vaccinex Compound” means Vaccinex’s antibody known as VX15/2503.

1.87 “Vaccinex Compound Inventions” has the meaning set forth in Section

1.88 “Vaccinex Liability” has the meaning set forth in Section 14.2.1.

2. Scope of the Agreement.

2.1 Each Party shall contribute to the Study such resources as are reasonably necessary to fulfill its obligations set forth in this Agreement.

2.2 Each Party agrees to act in good faith in performing its obligations under this Agreement and each Related Agreement, and shall notify the other Party as promptly as possible in the event of any Manufacturing delay that is likely to adversely affect supply of its Compound as contemplated by this Agreement.

2.3 Each Party shall have the right to subcontract any portion of its obligations hereunder to Third Party subcontractors (“Subcontractors”). Each Party shall remain solely and fully liable for the performance of its Subcontractors. Each Party shall ensure that each of its subcontractors performs its obligations pursuant to the terms of this Agreement, including the Appendices attached hereto. For clarity, to the extent that a Party has an obligation under this Agreement to perform an action or to meet a standard, and such Party subcontracts such obligation, such Party shall be responsible for any failure by such Party’s Subcontractor to perform the action or meet the standard. Each Party shall use reasonable efforts to obtain and maintain copies of documents relating to the obligations performed by such Subcontractors that are held by or under the control of such Subcontractors and that are required to be provided to the other Party under this Agreement.

2.4 This Agreement does not create any obligation on the part of Merck to provide Merck Compound for any activities other than the Study, nor does it create any obligation on the part of Vaccinex to provide the Vaccinex Compound for any activities other than the Study.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

2.5 Subject to Section 3.10 below, nothing in this Agreement shall (i) prohibit either Party from performing clinical studies other than the Study relating to its own Compound, either individually or in combination with any other compound or product, in any therapeutic area, or (ii) create an exclusive relationship between the Parties with respect to any Compound.

3. Conduct of the Study.

3.1 Notwithstanding anything to the contrary herein, Vaccinex shall act as the sponsor of the Study and shall own and hold the IND and/or CTA, as applicable, for the Study; provided, however, that in no event shall Vaccinex file a separate IND or CTA for the Study unless required by Regulatory Authorities to do so. For clarity, the Parties anticipate that Vaccinex will conduct the Study under Vaccinex’s current IND # [***] for the Vaccinex Compound. If a Regulatory Authority requests a separate IND or CTA for the Study the Parties will promptly meet and mutually agree on an approach to address such requirement.

3.2 Vaccinex shall ensure that the Study is performed in accordance with this Agreement, the Protocol and all Applicable Law, including GCP.

3.3 Vaccinex shall ensure that all directions from any Regulatory Authority and/or ethics committee with jurisdiction over the Study are followed. Notwithstanding anything else herein to the contrary, Merck shall fully cooperate with Vaccinex to comply with such directions, including with respect to supply of Merck Compound. Vaccinex shall participate in and lead all discussions with any Regulatory Authority regarding the Study, provided, however, that to the extent practicable (e.g. ad hoc conversations with Regulatory Authorities requiring an immediate response will be excluded) and if not prohibited by such Regulatory Authority, Merck shall have the right (but no obligation) to have a representative participate in any discussions with a Regulatory Authority regarding matters related to the Study; provided further that the Parties acknowledge and agree that such right does not apply to discussions regarding general Study matters that are solely related to the Vaccinex Compound. Each Party grants to the other Party a non-exclusive, nontransferable (except in connection with a permitted assignment, sublicense or subcontract) “right of reference” (as defined in US FDA 21 CFR 314.3(b)), or similar “right of reference” as defined in applicable regulations in the relevant part of the Territory (only if possible, i.e., a CTA for the respective Compound was already submitted to the local Health Authorities), with respect to Study Data and results related to Compounds, solely as necessary for the other Party to prepare, submit and maintain regulatory submissions in respect of the Study related to the other Party’s Compound and Regulatory Approvals. In all other cases, where a “right of reference” is not possible, the Parties will promptly discuss in good faith and agree on how to provide the required documentation for CTA of the Study. Further, each Party shall provide to the other a cross-reference letter or similar communication to the applicable Regulatory Authority to effectuate such right of reference in form and substance reasonably requested by the other Party. Notwithstanding anything to the contrary in this Agreement, neither Party shall have any license, or right to access the other Party’s CMC data with respect to its Compound.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

3.4 Vaccinex shall maintain reports and all related documentation with respect to the Study in good scientific manner and in compliance with Applicable Law. Each Party shall provide to the other all Study information and documentation (excluding information and documentation relating to the Sample Testing other than the Sample Testing Results themselves) reasonably requested by such other Party to enable it to (i) comply with any of its legal and regulatory obligations, or any request by any Regulatory Authority, in each case, to the extent related to the Study or such Party’s Compound, (ii) conduct the Sample Testing, (iii) satisfy any contractual obligation to a subcontractor engaged pursuant to Section 2.4 hereof, and (iv) in the case of Merck, determine whether the Study has been performed by Vaccinex in accordance with this Agreement.

3.5 Each Party shall provide to the other Party copies of all Clinical Data to the extent generated by such Party, in an agreed electronic form or other mutually agreeable alternate form, and on the timelines specified in the Data Sharing and Sample Testing Schedule (if applicable) or upon mutually agreeable timelines; provided, however, that Clinical Data shall be provided to Merck no more than [***] or as otherwise mutually agreed by the Parties; and a complete copy of the Clinical Data shall be provided to Merck no later than [***]. Merck shall provide pharmacokinetics and anti-drug antibody data regarding Merck Compound to Vaccinex no less than [***]. “Study Completion” shall be deemed to occur upon lock of the Study database in accordance with the Protocol. Vaccinex shall use commercially reasonable efforts to ensure that all patient authorizations and consents required under HIPAA, the EU Data Protection Directive 95/46/EC or subsequent revised versions thereof or any other similar Applicable Law of the United States in connection with the Study permit such sharing of Clinical Data with Merck. Vaccinex shall provide Samples to Merck as specified in the Protocol or as agreed to by the JCSC. Each Party shall use the Samples only for the Sample Testing and each Party shall be responsible for conducting the Sample Testing as set forth on the Data Sharing and Sample Testing Schedule, including all expenses related thereto. Merck shall own all data arising from the Sample Testing conducted by or on behalf of Merck. Merck shall provide to Vaccinex the Sample Testing Results for the Sample Testing conducted by or on behalf of Merck, in electronic form or other mutually agreeable alternate form, and on the timelines specified in the Data Sharing and Sample Testing Schedule or other mutually agreed timelines. Likewise, Vaccinex shall own all data arising from the Sample Testing conducted by or on behalf of Vaccinex. Vaccinex shall provide to Merck the Sample Testing Results for the Sample Testing conducted by or on behalf of Vaccinex, in electronic form or other mutually agreeable alternate form, and on the timelines specified in the Data Sharing and Sample Testing Schedule or other mutually agreed timelines. Except to the extent otherwise agreed in writing signed by authorized representatives of each Party, prior to publication or other public disclosure permitted under this Agreement, each Party shall use or disclose the other Party’s Sample Testing Results only for the purposes of the Permitted Use. For clarity, after the publication of a particular item of the other Party’s Sample Testing Results/Clinical Data in compliance with and as permitted under Section 12 of this Agreement, the Parties are permitted to use or disclose such published information.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

3.6 All Clinical Data, including raw data and results, generated under this Agreement shall be jointly owned by Vaccinex and Merck. It is understood and acknowledged by the Parties that each Party or the Parties together, at their sole discretion, shall have the right to use Clinical Data to obtain the original label or label changes for the Compounds for the Study Indication as described in the Protocol. In such event, the Parties will enter into good faith negotiations to determine a regulatory submission strategy for the Compounds, and, at their sole discretion, cost sharing of the next part of the Study and/or future study(ies) that may be needed for regulatory submission for the Compounds. Prior to the publication of a particular item of Clinical Data pursuant to Section 12 or other public disclosure permitted under this Agreement or as otherwise agreed by the Parties, neither Party shall use or disclose such Clinical Data other than for the Permitted Use, except to the extent otherwise agreed in writing signed by authorized representatives of each Party. For clarity, after the publication of a particular item of the other Party’s Sample Testing Results/Clinical Data in compliance with and as permitted under Section 12 of this Agreement, the Parties are permitted to use or disclose such published information.

3.7 Joint Combination Study Committee. The Parties shall form a joint development team (the “Joint Combination Study Committee” or “JCSC”), made up of an equal number of representatives of Merck and Vaccinex, which shall have the following responsibility for coordinating the following activities under, and pursuant to, this Agreement:

•	Reviewing and approving the Study Protocol and changes thereto for the Compounds in accordance with Section 4.1 of this Agreement;

•	Discussing and overseeing regulatory related activities to ensure regulatory compliance and timely management of responses to any regulatory authority queries during regulatory review processes;

•	Approving publication strategies for Data arising out of the Study;

•	Facilitating the exchange of information in compliance with this Agreement in order to ensure that significant issues concerning adverse event information and safety issues are addressed consistently and in a timely manner;

•	Approving amendment of Study Budget;

•	Approving any material deviations in the Study Costs from the original estimate that represent an aggregate increase or decrease of more than [***] between the actual Study Costs incurred and the estimated Study Costs for such Calendar Quarter as set forth in the Study Budget; and

•	Reviewing and approving all Study reports in accordance with Section 3.9 and 12 of this Agreement.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

Merck and Vaccinex shall each designate a Team Leader (the “Team Leader”) who shall be responsible for implementing and coordinating activities, and facilitating the exchange of scientific information between the Parties with respect to the Study. The JCSC shall be chaired by one of the Team Leaders. The JCSC chair shall rotate in the following order: 2016 -2017 Vaccinex, 2018 Merck, 2019 Vaccinex. Other JCSC members will be selected by each Party with an equal number of representatives of Merck and Vaccinex. The JCSC shall meet as soon as practicable after the Effective Date and then no less than twice yearly, and more often as reasonably considered necessary at the reasonable request of either Party, to provide an update on Study progress. Each Party shall be responsible for its expenses, including travel costs incurred for attending meetings of the JCSC. The JCSC may meet in person or by means of teleconference, Internet conference, videoconference or other similar communications equipment. In the event the JCSC agrees to meet in person, the geographical location of such meeting shall be decided by either Party at its own discretion rotating in the following order: 1st Vaccinex, 2nd Merck, and then back to Vaccinex and the rotating order above-described. One week prior to any such meeting, the Vaccinex Team Leader shall provide an update in writing to Merck Team Leader, which update shall contain information about overall Study progress, recruitment status, interim analysis (if results are available), final analysis and other information relevant to the conduct of the Study. Merck and Vaccinex will appoint a compliance representative who will be an ad-hoc member of the JCSC and who will sign-off all JCSC meeting minutes.

Immediately after the Effective Date, Merck and Vaccinex shall each appoint a person who possesses a general understanding of this Agreement and of matters relating to the development of the Compounds to act as manager (each a “Manager”), who shall oversee interactions between the Parties between meetings of the JCSC. The role of Manager is to act as a key point of contact between the Parties to facilitate a successful collaboration hereunder and to facilitate a successful resolution of deadlocks or disputes that may arise hereunder. Managers shall attend all JCSC meetings on an agenda driven basis and may bring to the attention of the JCSC any matters or issues either of them reasonably believes should be discussed, and shall have such other responsibilities as the Parties may mutually agree in writing. Each Party may in its sole discretion replace its Manager at any time by notice in writing to the other Party.

In the event that an issue arises and the Managers cannot or do not, after good faith efforts, reach agreement on such issue, the issue shall be elevated to the [***] of Merck (or his or her delegate) and the [***] for Vaccinex (or his or her delegate).

3.8 Within [***], Vaccinex shall provide Merck with an electronic draft of the Study report for Merck to provide comments to Vaccinex. Vaccinex shall consider in good faith any comments provided by Merck on the draft of the Study report, provided that such comments are received by Vaccinex within [***] after Merck’s receipt of such draft Study report. Vaccinex shall provide Merck with the final version of the Study report promptly following such review and comment period of the draft Study report by Merck.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

3.9 Exclusivity until DEP Completion.

(a) Commencing on the Effective Date and ending on DEP Completion, Vaccinex agrees that it shall not initiate, nor permit any Third Party to initiate any clinical study in which the Vaccinex Compound is tested in humans in combination with any small or large molecule that inhibits PD-L1 activity directly, including an anti-PD-L1 (programmed death-ligand 1) mono-clonal antibody, for the treatment of any Indication, without the express prior written consent of Merck. For the avoidance of doubt, such exclusivity does not apply to small or large molecules that inhibit activity of PD-1 directly, including an anti-PD-1 antibody.

(b) Commencing on the Effective Date and ending on DEP Completion, Merck agrees that it shall not initiate, nor permit any Third Party to initiate any clinical study in which the Merck Compound is tested in humans in combination with any small or large molecule that inhibits SEMA4D activity directly, including an anti-SEMA4D mono-clonal antibody, for the treatment of any Indication, without the express prior written consent of Vaccinex. For the avoidance of doubt, such exclusivity does not apply to small or large molecules that inhibit activity of plexin-B1 directly, including an anti-plexin-B1 antibody.

3.10 Exclusivity until Study Completion.

(a) Commencing on the Effective Date and ending on the Study Completion, Vaccinex agrees that it shall not initiate, nor permit any Third Party to initiate any clinical study, in which the Vaccinex Compound is tested in humans in combination with a Merck Class Compound other than the Merck Compound, for the treatment of the Study Indication, without the express prior written consent of Merck. If Merck and Vaccinex agree to a Study which covers additional Indications other than the first Study Indication, then the foregoing exclusivity in favor of Merck shall apply to such additional Indication; provided, that Vaccinex has not already initiated a combination study with another Merck Class Compound in that Indication.

(b) Commencing on the Effective Date and ending on the Study Completion, Merck agrees that it shall not initiate, nor permit any Third Party to initiate any clinical study in which the Merck Compound is tested in humans in combination with a Vaccinex Class Compound other than the Vaccinex Compound, for the treatment of the Study Indication, without the express prior written consent of Vaccinex. If Merck and Vaccinex agree to a Study which covers additional Indications other than the first Study Indication, then the foregoing exclusivity in favor of Vaccinex shall apply to such additional Indication; provided, that Merck has not already initiated a combination study with another Vaccinex Class Compound in that Indication.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

3.11 Each Party acknowledges and agrees that the other Party may have present or future business activities or opportunities, including business activities or opportunities with Third Parties, involving Merck Compound, in the case of Merck, or the Vaccinex Compound, in the case of Vaccinex, or other similar products, programs, technologies or processes. Accordingly, but subject to Sections 3.10 and 3.11, each Party acknowledges and agrees that nothing in this Agreement shall be construed as a representation or inference that the other Party will not develop for itself, or enter into business relationships with other Third Parties regarding, any products, programs, studies (including combination studies), technologies or processes that are similar to or that may compete with the Combination or any other product, program, technology or process, provided that any unpublished Clinical Data, Sample Testing Results, Jointly Owned Inventions, and any other Confidential Information of the other Party is not used or disclosed in connection therewith in violation of Sections 3.6, 3.7, 9.1 or 10 (as applicable) of this Agreement.

3.12 Nothing in this Agreement shall prohibit or restrict a Party from licensing, assigning or otherwise transferring to an Affiliate or Third Party its Compound and the related Clinical Data, Confidential Information, Sample Testing Results or Jointly Owned Inventions; provided, however, that in the case of any such license, assignment or transfer, the licensee, assignee or transferee shall agree in writing to use such Clinical Data, Confidential Information, Sample Testing Results or Jointly Owned Inventions subject to the terms and conditions of this Agreement.

4. Protocol and Related Documents.

4.1 A summary of the initial Protocol, entitled “Phase 1b/2 Study of VX15/2503 in combination with avelumab in patients with advanced non-small cell lung cancer”, has been agreed to by the Parties as of the Effective Date, and is attached as Appendix A. Vaccinex and Merck shall agree on the contents of the Protocol; any changes to the Protocol that would require the approval of a Regulatory Authority or Institutional Review Board shall require prior written approval of all Parties. The contents of the Protocol and any proposed changes to the Protocol will be sent in writing to Merck’s Team Leader and Merck’s Manager. In the event that the Parties cannot agree in writing on the final Protocol, the matter shall be elevated in accordance with Section 3.8 for final resolution. In the event that the Managers cannot reach agreement on changes or amendments to the Protocol after elevating the matter in accordance with Section 3.8, Vaccinex shall have the final decision on any Protocol amendments solely related to the dosing of Vaccinex Compound, and Merck shall have the final decision on any Protocol amendments solely related to the dosing of Merck Compound. For clarity, Vaccinex may implement any change to the Protocol that would not require the approval of a Regulatory Authority or Institutional Review Board; provided, that Vaccinex gives prompt notice thereof to Merck.

4.2 Vaccinex shall prepare the patient informed consent forms for the Study (which shall include any required consent for the Sample Testing and sharing of patient data with Merck) in consultation with Merck (it being understood and agreed that the portion of the informed consent form relating to Merck Compound will be provided to Vaccinex by Merck). Any changes to such form that relate to the Sample Testing or Merck Compound or the sharing of data shall be subject to Merck’s review and prior written consent to be provided to Vaccinex in a timely manner. Any such proposed changes will be sent in writing to Merck’s Team Leader and Merck’s Manager.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

5. Adverse Event Reporting.

Vaccinex will be solely responsible for compliance with all Applicable Law pertaining to safety reporting for the Study and related activities. The Parties shall execute the Safety Data Exchange Agreement in a format mutually agreed by the Parties, to ensure the exchange of relevant safety data within appropriate timeframes and in an appropriate format to enable the Parties to fulfill local and international regulatory reporting obligations and to facilitate appropriate safety reviews. Copies of all Serious Adverse Event (SAE) and adverse event reports and other information arising from any aspect of the Study where a patient has been exposed to Merck Compound will be sent to Merck in accordance with the Safety Data Exchange Agreement.

6. Term and Termination.

6.1 The term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until completion of all of the obligations of the Parties hereunder or until terminated by either Party pursuant to this Article 6 (the “Term”).

6.2 In the event that Merck reasonably and in good faith believes that Merck Compound is being used in the Study in an unsafe manner and notifies Vaccinex in writing of the grounds for such belief, and Vaccinex fails to promptly incorporate (subject to approval by applicable Regulatory Authorities or Institutional Review Boards) changes into the Protocol reasonably and in good faith requested by Merck to address such issue or to otherwise reasonably and in good faith address such issue, Merck may terminate this Agreement and the supply of Merck Compound effective upon written notice to Vaccinex.

6.3 Subject to Section 6.11, either Party may terminate this Agreement if the other Party commits a material breach of this Agreement, and such material breach continues for [***] days after receipt of written notice thereof from the non-breaching Party; provided, that if such material breach is capable of cure and cannot reasonably be cured within [***] days, the breaching Party shall be given a reasonable period of time to cure such breach.

6.4 If either Party reasonably determines in good faith, based on a review of the Clinical Data or other Study-related Know-How or other information, that the Study may unreasonably affect patient safety, such Party shall promptly notify the other Party of such determination. The Party receiving such notice may propose modifications to the Study to address the safety issue identified by the other Party and, if the notifying Party agrees, shall act to immediately implement such modifications; provided, however, that if either Party, in its sole discretion, reasonably and in good faith believes that there is imminent danger to patients, such

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

Party need not wait for the other Party to propose modifications and may instead terminate this Agreement immediately upon written notice to such other Party. Furthermore, if the notifying Party, in its sole discretion, reasonably and in good faith believes that any modifications proposed by the other Party will not resolve the patient safety issue, such Party may terminate this Agreement effective upon written notice to such other Party.

6.5 Either Party may terminate this Agreement immediately upon written notice to the other Party in the event that (a) any Regulatory Authority takes any action, or raises any objection, that prevents the terminating Party from supplying its Compound for purposes of the Study or (b) it determines in its sole discretion to discontinue all development of its Compound for material safety, medical, scientific, legal, or regulatory reasons.

6.6 In the event that this Agreement is terminated, Vaccinex shall, at Merck’s sole discretion, promptly either return or destroy all unused Merck Compound pursuant to Merck’s instructions. If Merck requests that Vaccinex destroy the unused Merck Compound, Vaccinex shall provide written certification of such destruction.

6.7 Subject to Section 6.11, either Party shall be entitled to terminate this Agreement upon thirty (30) days advance written notice to the other Party, if such other Party fails to perform any of its obligations under Section 13.2 or breaches any representation or warranty contained in Section 13.2, and such failure or breach is not cured within thirty (30) days of the receipt of written notice thereof. Subject to Section 6.9, the non-terminating Party shall have no claim against the terminating Party for compensation for any loss of whatever nature solely by virtue of the termination of this Agreement in accordance with this Section 6.7.

6.8 [The provisions of this Section 6.8 and Sections 3.6 (other than the first, fourth and sixth sentences thereof), 3.7, 3.9, 6.6, 6.7 (other than the first sentence thereof), 6.9, 6.10, 6.11, 13.2, 13.3.5, 13.4, 14.2 (Indemnification), 14.3 (Limitation of Liability), and Articles 1 (Definitions), 7 (Costs of Study), 9 (Confidentiality), 10 (Intellectual Property), 11 (Reprints; Rights of Cross-Reference), 12 (Press Releases and Publications), 20 (No Additional Obligations), 21 (Dispute Resolution and Jurisdiction), 22 (Notices), 23 (Relationship of the Parties) and 25 (Construction) shall survive the expiration or termination of this Agreement.]

6.9 Subject to Section 6.11, termination of this Agreement shall be without prejudice to any claim or right of action of either Party against the other Party for any prior breach of this Agreement.

6.10 Upon termination of this Agreement, each Party and its Affiliates shall promptly return to the other Party or destroy any Confidential Information of the other Party (other than Clinical Data, Sample Testing Results and Inventions) furnished to the receiving Party by the other Party, except that the receiving Party shall have the right to retain one copy solely for record-keeping purposes which shall remain subject to the confidentiality and non-use provisions set forth herein.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

6.11 Upon receipt by either Party of a termination notice of this Agreement, subject to the terms of this Article 6, Vaccinex shall submit a wind-down plan to Merck, setting forth the tasks reasonably necessary or required in connection with the orderly termination of the Study and the proper plan for managing the patients enrolled in the Study, including any actions reasonably required to safely close out the Study, or required by Applicable Laws. If patient safety considerations require more time to safely close out the Study than the termination periods set forth herein, then the Parties agree that the Agreement shall be extended to the extent necessary to ensure patient safety, after which the Agreement shall terminate immediately in accordance with the terms of the applicable section in this Article 6.

6.12 All costs associated with a termination of this Agreement, including costs related to the wind-down plan contemplated by Section 6.11 (collectively, “Termination Costs”), shall be handled as follows:

(a) In the event of a termination by Merck pursuant to Sections 6.2, 6.3, or 6.7, or a termination by Vaccinex pursuant to Section 6.5(b), Vaccinex shall be responsible for all Termination Costs.

(b) In the event of a termination by Vaccinex pursuant to Sections 6.3 or 6.7, or a termination by Merck pursuant to Section 6.5(b), Merck shall be responsible for all Termination Costs, with Merck reimbursing Vaccinex for all such Termination Costs, on a Calendar Quarter basis, as set forth in Article 7.

(c) In the event of a termination by either Party pursuant to Sections 6.4 or 6.5(a), the Termination Costs will be shared equally by Vaccinex and Merck, with Merck reimbursing [***]% of all such Termination Costs, on a Calendar Quarter basis, as set forth in Article 7.

7. Costs of Study.

7.1 The Parties agree that (i) Merck shall provide Merck Compound for use in the Study, as described in Article 8 below, at no cost to Vaccinex; and (ii) Vaccinex shall provide the Vaccinex Compound for use in the Study, as described in Article 8 below, at no cost to Merck. The Study Costs set forth in the Study Budget will be [***] by Vaccinex and Merck up to a maximum of US$[***] in Study Costs (the “Study Costs Reimbursement Cap”), with Merck reimbursing [***]% of all such Study Costs incurred, up to [***]% of the Study Costs Reimbursement Cap, on a Calendar Quarter basis, as set forth in this Article 7. A good faith estimate of the total expected Study Costs as of the Effective Date is attached hereto as Appendix C (the “Study Budget”), which Study Budget may be amended from time to time by mutual agreement of the JCSC or the Parties. Within [***] of the end of each Calendar Quarter Vaccinex shall provide Merck an invoice, in reasonable detail, setting forth the incurred Study Costs, on the basis of the estimated Study Costs for such Calendar Quarter. Within [***] following receipt of each such invoice by Merck, Merck shall reimburse Vaccinex for [***]% of

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

the total Study Costs incurred by Vaccinex during such Calendar Quarter. Concurrently with each such Calendar Quarter invoice, Vaccinex shall describe in writing any material deviations in the Study Costs from the original estimate that represent an aggregate increase or decrease of more than [***] between the actual Study Costs incurred and the estimated Study Costs for such Calendar Quarter as set forth in the Study Budget. Provided that the Parties have agreed to such deviations of more than [***] in a JCSC meeting, Merck shall pay [***]% of any such additional costs and the original Study Costs estimate shall be adjusted accordingly (i.e., an aggregate increase or decrease of more than [***] between the actual Study Costs incurred and the estimated Study Costs for such Calendar Quarter as set forth in the Study Budget. For clarity, [***].

7.2 For the avoidance of doubt, Vaccinex will not be required to reimburse Merck for any costs or expenses incurred by Merck or its Affiliates in connection with the Study and Merck will not be required to reimburse Vaccinex for any costs or expenses incurred by Vaccinex or its Affiliates in connection with the Study (other than the Study Costs).

7.3 Except with respect to the Study Costs or as expressly set forth in Article 6, the Parties agree that:

(a) (i) Merck shall provide Merck Compound for use in the Study, as described in Article 8 below, at no cost to Vaccinex; and (ii) Vaccinex shall bear all other costs associated with the conduct of the Study, including that Vaccinex shall provide the Vaccinex Compound for use in the Study, as described in Article 8 below, at no cost to Merck; and

(b) Vaccinex will not be required to reimburse Merck for any costs or expenses incurred by Merck or its Affiliates in connection with the Study and Merck will not be required to reimburse Vaccinex for any costs or expenses incurred by Vaccinex or its Affiliates in connection with the Study.

8. Supply and Use of the Compounds.

8.1 Supply of the Compounds.

(a) Vaccinex and Merck will each supply, or cause to be supplied, the quantities of its respective Compound set forth on Appendix B on the timelines set forth in Appendix B, in each case, for use in the Study. In the event that Vaccinex determines that the quantities of Compounds set forth on Appendix B are not sufficient to complete the Study (due, for example, to the addition of Study sites or countries), Vaccinex shall so notify Merck, and the Parties shall discuss in good faith regarding additional quantities of Compounds to be provided and the schedule on which such additional quantities may be provided. Each Party shall also provide to the other Party a contact person for the supply of its Compound under this Agreement. Notwithstanding the foregoing, or anything to the contrary herein, in the event that either Party is not supplying its Compound in accordance with the terms of this Agreement, or is allocating under Section 8.10, then the other Party shall have no obligation to supply its Compound, or may allocate its Compound proportionally to the Study.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

(b) At the Completion of the Study, subject to Section 3.7, each of Vaccinex and Merck will have the right to continue combination trials involving its Compound and the other Party’s Compound without the agreement of the other Party in the Study Indication including exploring one new Indication (a “New Trial”), as long as there is no good faith objection from the other Party based on bona fide safety or supply issues. The Party who is not the continuing Party will, subject to supply availability, provide its Compound to the other Party at [***]. If either Vaccinex or Merck elect to continue a New Trial, the Parties will mutually agree on an amendment to this Agreement addressing matters related to the New Trial, such as a license to use the other Party’s Compound for non-commercial purposes, solely to conduct the trial, and any inflationary adjustments to Manufacturing Cost that may reasonably be requested by the Party supplying its Compound. Any such amendment will be consistent with the terms of this Agreement to the greatest extent possible.

8.2 Minimum Shelf Life Requirements. Each Party shall supply its Compound hereunder with an adequate remaining shelf life at the time of Delivery to meet the Study requirements. The shelf life for each Compound to continue to be conforming and meet Specifications shall at a minimum be [***] from the time of Delivery; provided, that the Compound is handled and stored according to the specified handling and storage conditions.

8.3 Provision of Compounds.

8.3.1 Merck will deliver Merck Compound to Vaccinex [***] with respect to such Merck Compound. Title and risk of loss for Merck Compound shall transfer from Merck to Vaccinex at Delivery. All costs associated with the subsequent transportation, warehousing and distribution of Merck Compound shall be paid by [***] and considered Study Costs. Vaccinex will, or will cause its designee to: (i) take delivery of Merck Compound supplied hereunder; (ii) perform the acceptance procedures allocated to it under the Clinical Quality Agreements; (iii) subsequently label and pack (in accordance with Section 8.4) and ship Merck Compound to the Study sites as required by the Study, in compliance with cGMP, GCP and other Applicable Law and the Clinical Quality Agreements; and (iv) provide, from time to time at the reasonable request of Merck, the following information with respect to Merck Compound shipped by Vaccinex: any applicable chain of custody forms; in-transport temperature recorder(s); records and receipt verification documentation; such other transport or storage documentation as may be reasonably requested by Merck (to the extent within Vaccinex’s possession or control); and usage and inventory reconciliation documentation related to Merck Compound.

8.3.2 Vaccinex is solely responsible, at its own cost, for supplying (including all Manufacturing, acceptance and release testing) the Vaccinex Compound for the Study, and the subsequent handling, storage, transportation, warehousing and distribution of the Vaccinex Compound supplied hereunder. Vaccinex shall ensure that all such activities are conducted in

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

compliance with cGMP, GCP and other Applicable Law and the Clinical Quality Agreements. For purposes of this Agreement, the delivery of a given quantity of the Vaccinex Compound shall be deemed to occur when such quantity is delivered to a Study site, provided that all expenses paid by Vaccinex following delivery of the Vaccinex Compound to the Vaccinex DDP shall be deemed Study Costs.

8.4 Labeling and Packaging; Use, Handling and Storage.

8.4.1 The Parties’ obligations with respect to the labeling and packaging of the Compounds are as set forth in the Clinical Quality Agreements. Notwithstanding the foregoing or anything to the contrary contained herein, Merck shall provide Merck Compound to Vaccinex in the form of released unlabeled vials, and Vaccinex shall be responsible for labeling, packaging and leafleting such Merck Compound in accordance with the terms and conditions of the Clinical Quality Agreements and otherwise in accordance with all Applicable Law, including cGMP, GCP, and health, safety and environmental protections. Labeling, packaging, and leafleting of Merck Compound and Vaccinex Compound shall be considered Study Costs and shall be handled in accordance with Section 7.1.

8.4.2 Vaccinex shall (i) use Merck Compound solely for purposes of performing the Study; (ii) not use Merck Compound in any manner inconsistent with this Agreement or for any commercial purpose other than conduct of the Study; and (iii) use, store, transport, handle and dispose of Merck Compound in compliance with Applicable Law and the Clinical Quality Agreements. Vaccinex shall not reverse engineer, reverse compile, disassemble or otherwise attempt to derive the composition or underlying information, structure or ideas of Merck Compound, and in particular shall not analyze Merck Compound by physical, chemical or biochemical means except as necessary to perform its obligations under the Clinical Quality Agreements.

8.5 Product Specifications. A certificate of analysis shall accompany each shipment of Merck Compound to Vaccinex. Upon request, Vaccinex shall provide Merck with a certificate of analysis covering each lot of Vaccinex Compound used in the Study.

8.6 Changes to Manufacturing. Each Party may make changes from time to time to its Compound or the Manufacturing Site; provided that such changes shall be in accordance with the Clinical Quality Agreements.

8.7 Product Testing; Noncompliance.

8.7.1 After Manufacturer’s Release. After Manufacturer’s Release of Merck Compound and concurrently with Delivery of the Compound to Vaccinex, Merck shall provide Vaccinex with such certificates and documentation as are described in the Clinical Quality Agreements (“Disposition Package”). Vaccinex shall, within the time defined in the Clinical Quality Agreements, perform (i) with respect to Merck Compound, the acceptance procedures

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

allocated to it under the Clinical Quality Agreements, and (ii) with respect to the Vaccinex Compound, the testing and release procedures allocated to it under the Clinical Quality Agreements. Vaccinex shall take all steps necessary in its reasonable discretion to determine that Vaccinex Compound is suitable for release from its manufacturing site and that Merck Compound and Vaccinex Compound are suitable for release from Vaccinex Packaging and Labeling Contractor Site before making such Merck Compound or Vaccinex Compound, as applicable, available for human use, and Merck shall provide cooperation or assistance as reasonably requested by Vaccinex in connection with such determination with respect to Merck Compound. Vaccinex shall be responsible for (a) storage and maintenance of Merck Compound until it is released from Vaccinex Packaging and Labeling Contractor Site, which storage and maintenance shall be in compliance with the Specifications for Merck Compound, the Clinical Quality Agreements and Applicable Law; and (b) any failure of Merck Compound to meet the Specifications to the extent caused by shipping, storage or handling conditions after Delivery to Vaccinex hereunder.

8.7.2 Non-Conformance.

(a) In the event that either Party becomes aware that any Compound may have a Non-Conformance, despite testing and quality assurance activities (including any activities conducted by the Parties under Sections 8.7.1 (After Manufacturer’s Release)), such Party shall immediately notify the other Party in accordance with the procedures of the Clinical Quality Agreements. The Parties shall investigate any Non-Conformance in accordance with Section 8.9 (Investigations) and any discrepancy between them shall be resolved in accordance with Section 8.8 (Resolution of Discrepancies).

(b) In the event that any proposed or actual shipment of Merck Compound (or portion thereof) shall be agreed to have a Non-Conformance at the time of Delivery to Vaccinex or during the shelf life set forth in Section 8.2 (in either case, a “Non-Conformance Event”), then unless otherwise agreed to by the Parties, Merck shall replace such Merck Compound as is found to have a Non-Conformance (with respect to Merck Compound that has not yet been administered in the course of performing the Study). Unless otherwise agreed to by the Parties in writing, the sole and exclusive remedies of Vaccinex with respect to any Merck Compound that is found to have a Non-Conformance at the time of Delivery shall be (i) replacement of such Merck Compound as set forth in this Section 8.7.2(b), (ii) indemnification under Section 14.2 (to the extent applicable) and (iii) termination of this Agreement pursuant to Section 6.3 or 6.7 (to the extent applicable, but subject to the applicable cure periods set forth therein); provided, for clarity, that Vaccinex shall not be deemed to be waiving any rights under Section 8.15.

(c) In the event that Merck Compound is lost or damaged after Delivery, Merck may provide additional Merck Compound to Vaccinex, if available for the Study. Such replaced Merck Compound shall be provided to Vaccinex, so long as the amount replaced does not in the aggregate exceed [***] of the total quantity of Merck Compound to be provided by Merck pursuant to Appendix B (such amount set forth on Appendix B, the “Replacement

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

Threshold”). Vaccinex shall pay Merck the Manufacturing Costs per vial of any replaced Merck Compound beyond the Replacement Threshold which Merck agrees to supply; provided that the Manufacturing Cost per vial of Merck Compound charged by Merck pursuant to this Section 8.7.2(b) shall not exceed US$[***]. For the avoidance of doubt, except as provided in this Section 8.7.2(c), Merck shall have no obligation to provide replacement Merck Compound for any Merck Compound supplied hereunder other than such Merck Compound as has been agreed or determined to have a Non-Conformance at the time of Delivery to Vaccinex.

(d) Merck shall be responsible for any costs incurred by Vaccinex in connection with the return or destruction of any Merck Compound supplied hereunder that is found to have a Non-Conformance caused by Merck.

(e) Vaccinex shall be responsible for, and Merck shall have no obligations or liability with respect to, any Vaccinex Compound supplied hereunder that is found to have a Non-Conformance. Vaccinex shall replace any Vaccinex Compound as is found to have a Non-Conformance (with respect to Vaccinex Compound that has not yet been administered in the course of performing the Study). Unless otherwise agreed to by the Parties in writing, the sole and exclusive remedies of Merck with respect to any Vaccinex Compound that is found to have a Non-Conformance at the time of Delivery shall be (i) replacement of such Vaccinex Compound as set forth in this Section 8.7.2(c), (ii) indemnification under Section 14.2 (to the extent applicable) and (iii) termination of this Agreement pursuant to Section 6.3 or 6.7 (to the extent applicable, but subject to the applicable cure periods set forth therein); provided, for clarity, that Merck shall not be deemed to be waiving any rights under Section 8.15.

8.8 Resolution of Discrepancies. Disagreements regarding any determination of Non-Conformance by Vaccinex shall be resolved in accordance with the provisions of the Clinical Quality Agreements.

8.9 Investigations. The process for investigations of any Non-Conformance shall be handled in accordance with the Clinical Quality Agreements.

8.10 Shortage; Allocation. In the event that a Party’s Compound is in short supply as a result of a manufacturing disruption, manufacturing difficulties or other similar event such that a Party reasonably believes in good faith that it will not be able to fulfill its supply obligations hereunder with respect to its Compound, such Party will provide prompt written notice to the other Party thereof (including the shipments of Compound hereunder expected to be impacted and the quantity of its Compound that such Party reasonably determines it will be able to supply) and the Parties will promptly discuss such situation (including how the quantity of Compound that such Party is able to supply hereunder will be allocated within the Study). In such event, the Party experiencing such shortage shall (i) use its commercially reasonable efforts to remedy the situation giving rise to such shortage and to take action to minimize the impact of the shortage on the Study, and (ii) allocate to the other Party an amount of Compound at least proportionate to the total amount of the Compound shipments hereunder expected to be impacted by the shortage divided by the total demand for the Compound for the impacted time period.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

8.11 Records. Each Party shall maintain complete and accurate records in all material respects pertaining to its Manufacture of its Compound supplied hereunder, and, upon the reasonable prior request of the other Party, will make such records available to review by such other Party in accordance with the Clinical Quality Agreements solely for the purpose of confirming such Party’s compliance with this Agreement with respect to its Manufacturing obligations hereunder.

8.12 Quality. Quality matters related to the Manufacture of the Compounds shall be governed by the terms of the Clinical Quality Agreements in addition to the relevant quality provisions of this Agreement.

8.13 Quality Control. Each Party shall implement and perform operating procedures and controls for sampling, stability and other testing of its Compound, and for validation, documentation and release of its Compound and such other quality assurance and quality control procedures as are required by the Specifications, cGMPs and the Clinical Quality Agreements.

8.14 Audits and Inspections. The Parties’ audit and inspection rights under this Agreement shall be governed by the terms of the Clinical Quality Agreements.

8.15 Recalls. Recalls of the Compounds shall be governed by the terms of the Clinical Quality Agreements.

8.16 VAT and other indirect taxes. All payments under the Agreement are deemed exclusive of VAT or any other indirect taxes; The invoicing Party shall, if required under applicable laws and regulations, add VAT or any other indirect taxes to the price at the prevailing rate under applicable laws and regulations; the invoicing Party shall also fulfill all material and formal conditions required from the invoicing Party under applicable laws & regulations to ensure a refund of the VAT or any other indirect taxes charged to the invoiced Party provided a refund is available to the invoiced Party under applicable laws & regulations.

8.17 Withholding Taxes. The amounts payable by one Party (the “Payer”) to another Party (the “Payee”) pursuant to this Agreement (“Payments”) shall not be reduced on account of any Taxes unless required by Applicable Law. The Payee alone shall be responsible for paying any and all Taxes (other than withholding Taxes required to be paid by the Payer) levied on account of, or measured in whole or in part by reference to, any Payments it receives. The Payer shall deduct or withhold from the Payments any Taxes that it is required by Applicable Law to deduct or withhold. Notwithstanding the foregoing, if the Payee is entitled under any applicable Tax treaty to a reduction of rate of, or the elimination of, or recovery of, applicable withholding Tax, it shall promptly deliver to the Payer or the appropriate governmental body (with the assistance of the Payer to the extent that this is reasonably required and is expressly requested in

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve the Payer of its obligation to withhold Tax, and the Payer shall apply the reduced rate of withholding, or dispense with the withholding, as the case may be. If, in accordance with the foregoing, the Payer withholds any amount, it shall make timely payment to the proper Taxing authority of the withheld amount, and send to the Payee reasonable proof of such payment within 60 days following that payment. If Taxes are paid to a tax authority, each Party will provide the other such assistance as is reasonably requested in accordance with Applicable Law.

9. Confidentiality.

9.1 Subject to Section 13.3.7, Vaccinex and Merck agree to hold in confidence any Confidential Information provided by the other Party, and neither Party shall use Confidential Information of the other Party except for the performance of the Study and for the Permitted Use. Neither Party shall, without the prior written permission of the other Party, disclose any Confidential Information of the other Party to any Third Party, except to such Party’s directors, officers, employees, consultants and/or agents who have a need to know such Confidential Information for the purpose of this Agreement and are bound to maintain the confidentiality of the Confidential Information by written obligations of confidentiality and non-use at least as restrictive as the obligations contained herein. Notwithstanding the foregoing, nothing herein shall prohibit any disclosure to the extent such disclosure (i) is required by Applicable Law; (ii) is pursuant to the terms of this Agreement; or (iii) is necessary for the conduct of the Study, and in each case ((i) through (iii)) provided that the disclosing Party shall provide reasonable advance notice to the other Party before making such disclosure and, at the request of such other Party, cooperate with such other Party in obtaining a protective order or similar relief that prevents or limits the scope of, or delays, such disclosure. For the avoidance of doubt, Vaccinex may, without Merck’s consent, disclose Confidential Information to clinical trial sites, CROs and clinical trial investigators performing the Study, other vendors (including Subcontractors) directly working on the Study, the data safety monitoring and advisory board relating to the Study, and Regulatory Authorities working with Vaccinex on the Study, in each case to the extent necessary for the performance of the Study and provided that such persons (other than governmental entities) are bound by an obligation of confidentiality at least as stringent as the obligations contained herein.

9.2 Notwithstanding the foregoing, (i) Inventions that constitute Confidential Information and are jointly owned by the Parties shall constitute the Confidential Information of both Parties and each Party shall have the right to use and disclose such Confidential Information only as consistent with Articles 10, 11 and 12; (ii) Inventions that constitute Confidential Information and are solely owned by one Party shall constitute the Confidential Information of that Party and each Party shall have the right to use and disclose such Confidential Information only as consistent with Articles 10, 11 and 12; (iii) use and disclosure of Sample Testing Results shall be governed by Section 3.6 and 10, and (iv) use and disclosure of Clinical Data shall be governed by Section 3.7 and 10.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

9.3 All Confidential Information containing personal identifiable data shall be handled in accordance with all data protection and privacy laws, rules and regulations applicable to such Party.

10. Intellectual Property.

10.1 Joint Ownership and Prosecution.

10.1.1 Subject to Sections 10.2 and 10.3, all rights to all Inventions relating to or covering the combined use of the Vaccinex Compound and Merck Compound (each a “Jointly Owned Invention”) shall be owned jointly by Vaccinex and Merck. For those countries where a specific license is required for a joint owner of a Jointly Owned Invention to practice such Jointly Owned Invention in such countries, (i) Merck hereby grants to Vaccinex a perpetual, irrevocable, non-exclusive, worldwide, royalty-free, fully paid-up license, transferable and sublicensable, under Merck’s right, title and interest in and to all Jointly Owned Inventions to use such Inventions for any use, and (ii) Vaccinex hereby grants to Merck a perpetual, irrevocable, non-exclusive, worldwide, royalty-free, fully paid-up license, transferable and sublicensable, under Vaccinex’s right, title and interest in and to all Jointly Owned Inventions to use such Inventions for any use, in each case subject to the restrictions in Article 3 and this Article 10. Unless otherwise mutually agreed, each Party shall have the right to freely exploit each Jointly Owned Invention, both within and outside the scope of the Study, without accounting to or any other obligation to the other Party, and each Party may grant licenses (with a right to sublicense) to Third Parties under such Party’s interest in each Jointly Owned Invention, in each case subject to the restrictions in Article 3 and this Article 10. For clarity, (i) the terms of this Agreement do not provide Vaccinex or Merck any rights to use or commercialize the other Party’s Compound, or with any rights, title or interest or any license to the other Party’s background intellectual property except as necessary to conduct the Study and as expressly set forth in Section 10.4, and (ii) except as may be mutually agreed by the Parties, (x) Vaccinex shall not disclose to a patent authority any Clinical Data relating to the Combination of the Vaccinex Compound and Merck Compound or any Sample Testing Results relating to Merck Compound in or in connection with any patent application (relating to any Invention or otherwise), and (y) Merck shall not disclose to a patent authority any Clinical Data relating to the Combination of the Vaccinex Compound and Merck Compound or any Sample Testing Results relating to the Vaccinex Compound in or in connection with any patent application (relating to any Invention or otherwise).

10.1.2 Promptly following the Effective Date, patent representatives of each of the Parties shall meet (in person or by telephone) to discuss the patenting strategy for any Jointly Owned Inventions which may arise, including deciding on (A) the timing for filing of any provisional or regular patent application; (B) the countries in which patent applications should be filed, subject to the opt-out procedure described below; and (C) the Party that will take the lead in prosecuting and/or maintaining particular Jointly Owned Inventions (the “Lead Prosecuting Party”) (it being understood that the Parties may mutually agree to conduct some or all

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Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

prosecution and/or maintenance jointly through an outside patent counsel acceptable to both Parties). The Parties acknowledge and agree that unless otherwise agreed and subject to Section 10.1.1, the Lead Prosecuting Party shall have the first right (but not the obligation) to file a patent application (including any provisional, substitution, divisional, continuation, continuation in part, reissue, renewal, reexamination, extension, supplementary protection certificate and the like) in respect of any Jointly Owned Invention (each, a “Joint Patent Application”), using patent counsel selected by the Lead Prosecuting Party and reasonably acceptable to the other Party. In any event, the Parties shall consult and reasonably cooperate with one another in the preparation, filing, prosecution (including prosecution strategy) and maintenance of such Joint Patent Application and shall equally share the expenses associated therewith. For the avoidance of doubt both the Lead Prosecuting Party and the other Party shall be both fully and equally considered as the beneficial owners of the rights derived from the Jointly Owned Invention subject to the Joint Patent Application, subject to the opt-out procedure described below. If a Party (the “Opting-out Party”) does not want to file a patent application for a Jointly Owned Invention (either generally or with respect to a particular country) or at any point after the initial filing wishes to discontinue the prosecution and maintenance of a Joint Patent Application, the other Party, at its sole option (the “Continuing Party”), may continue such prosecution and maintenance at its sole expense. In such event, the Opting-out Party shall execute such documents and perform such acts at the Continuing Party’s expense as may be reasonably necessary in a timely manner to effect an assignment of such Joint Patent Application to the Continuing Party (in such country or all countries, as applicable) to allow the Continuing Party to prosecute and maintain such patent application. Any Joint Patent Application or Jointly Owned Invention so assigned shall thereafter be owned solely by the Continuing Party; provided, however, that the Opting-out Party (including its successors and assigns) shall retain a perpetual, irrevocable, non-exclusive, worldwide, royalty-free, fully paid-up license under any patent claims arising from such Jointly Owned Invention in any applicable countries with respect to the use, manufacture, sale or other exploitation of (a) where Vaccinex is the Opting-out Party, the Vaccinex Compound or any other Vaccinex Class Compound that is owned or controlled by Vaccinex, or (b) where Merck is the Opting-out Party, Merck Compound or any other Merck Class Compound that is owned or controlled by Merck, such license in each case being sublicensable or transferable solely together with an exclusive license or sublicense under or an assignment of the Opting-out Party’s rights to any such compound.

10.1.3 Except as expressly provided in Section 10.1.2 and in furtherance and not in limitation of Section 9.1, each Party agrees it will not make or support any patent application based on the other Party’s Confidential Information, and will not provide assistance to any Third Party for such application, without the other Party’s prior written authorization.

10.1.4 Subject to this Section 10.1.4, Vaccinex shall have the first right (but not the obligation) to initiate legal action to enforce all Joint Patents against infringement, and to protect all Jointly Owned Inventions from misappropriation, by any Third Party where such infringement or misappropriation results from the development or sale of the Vaccinex Compound or a Vaccinex Class Compound, or to defend any declaratory judgment action or

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Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

inter partes review actions (or foreign equivalents thereof) relating thereto, at its sole expense. In the event that Vaccinex does not initiate or defend such action within thirty (30) days after being first notified of such infringement or misappropriation, Merck shall have the right to do so at its sole expense. Similarly, subject to this Section 10.1.4, Merck shall have the first right (but not the obligation) to initiate legal action to enforce all Joint Patents against infringement, and to protect all Jointly Owned Inventions from misappropriation, by any Third Party where such infringement or misappropriation results from the development or sale of Merck Compound or an Merck Class Compound, or to defend any declaratory judgment action or inter partes review actions (or foreign equivalents thereof) relating thereto, at its sole expense. In the event that Merck does not initiate or defend such action within thirty (30) days after being first notified of such infringement or misappropriation, Vaccinex shall have the right to do so at its sole expense. In the event that infringement of any Joint Patent or misappropriation of any Jointly Owned Invention results from the development or sale of a product combining, or a use or method of use of both, the Vaccinex Compound or a Vaccinex Class Compound and Merck Compound or an Merck Class Compound, the Parties shall discuss and agree on enforcement strategy and the Parties’ rights and responsibilities regarding enforcement and the costs thereof.

10.1.5 If one Party exercises its right to initiate or defend legal action against a Third Party as set forth in Section 10.1.4 above, such initiating/defending Party shall keep the other Party reasonably and regularly informed of the status and progress of the action. The non-initiating/non-defending Party agrees to be joined as a party plaintiff where necessary for purposes of legal standing and to give the initiating/defending Party reasonable assistance and authority to file and prosecute the suit. In such case, the costs and expenses of the non-initiating/non-defending Party shall be borne by the initiating/defending Party, and the initiating/defending Party shall indemnify the non-initiating/non-defending Party against any claims, suits, losses, or liabilities incurred as a result of being joined as plaintiff, except to the extent arising from the negligence or willful misconduct of the non-initiating/non-defending Party. In any event, the non-initiating/non-defending Party shall have the right to be represented in the action by counsel of its choice and at its own expense. Any damages or other monetary awards recovered in the action shall be retained by the initiating/defending Party; provided, however, that in the event that the Parties agree to share the cost of the action as part of a cost-sharing arrangement, such damages or other monetary awards shall be shared by the Parties in proportion to their relative contributions to the total costs and expenses of the action, or as otherwise agreed by the Parties in writing. A settlement or consent judgment or other voluntary final disposition of a suit under this Section 10.1.5 may not be entered into without the consent of both Parties.

10.2 Inventions Owned by Vaccinex. Notwithstanding Section 10.1, the Parties agree that all rights to Inventions relating solely to the Vaccinex Compound, or a Vaccinex Class Compound, but not a Combination (collectively, “Vaccinex Compound Inventions”), are the sole and exclusive property of Vaccinex. Vaccinex shall be entitled to file in its own name relevant patent applications and to own resultant patent rights for any such Vaccinex Compound Invention. For the avoidance of doubt, any Invention generically encompassing the Vaccinex

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Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

Compound (and not a Merck Class Compound nor any Combination) within its scope, even where the Vaccinex Compound is not disclosed per se, is a Vaccinex Compound Invention and the sole and exclusive property of Vaccinex. Merck shall and hereby does assign to Vaccinex its entire right, title and interest in any such Vaccinex Compound Inventions.

10.3 Inventions Owned by Merck. Notwithstanding Section 10.1, the Parties agree that all rights to Inventions relating solely to Merck Compound or a Merck Class Compound but not to a Combination (collectively, “Merck Compound Inventions”) are the sole and exclusive property of Merck. Merck shall be entitled to file in its own name relevant patent applications and to own resultant patent rights for any such Merck Compound Invention. For the avoidance of doubt, any Invention generically encompassing Merck Compound (and not a Vaccinex Class Compound nor any Combination) within its scope, even where Merck Compound is not disclosed per se, is a Merck Compound Invention and the sole and exclusive property of Merck. Vaccinex shall and hereby does assign to Merck its entire right, title and interest in any such Merck Compound Inventions.

10.4 Mutual Freedom to Operate for Combination Inventions.

(i) Vaccinex hereby grants to Merck a perpetual, irrevocable, non-exclusive, worldwide, royalty-free, fully paid-up license, transferable and sublicensable, under any claims in any patent owned or controlled by Vaccinex that was filed or includes a priority claim to an application that was filed prior to the initiation of the Study (i.e., first dosing of the first patient in the Study), or issues from any patent applications filed at any time and relating to an invention conceived of and owned or controlled by Vaccinex prior to initiation of the Study, which claims (a) specifically recite a product combining, or a use or method of use of both the Vaccinex Compound or a Vaccinex Class Compound, on the one hand, and Merck Compound or an Merck Class Compound, on the other hand, and (b) have been supported, in the patent disclosure or during prosecution with the applicable patent authority, by filing of or reference to Clinical Data, to practice the Combination for all purposes.

(ii) Merck hereby grants to Vaccinex a perpetual, irrevocable, non-exclusive, worldwide, royalty-free, fully paid-up license, transferable and sublicensable, under any claims in any patent owned or controlled by Merck that was filed or includes a priority claim to an application that was filed prior to the initiation of the Study (i.e., first dosing of the first patient in the Study), or issues from any patent applications filed at any time and relating to an invention conceived of and owned or controlled by Merck prior to initiation of the Study, which claims (a) specifically recite a product combining, or a use or method of use of both the Vaccinex Compound or a Vaccinex Class Compound, on the one hand, and Merck Compound or an Merck Class Compound, on the one hand, and (b) have been supported, in the patent disclosure or during prosecution with the applicable patent authority, by filing of or reference to Clinical Data, to practice the Combination for all purposes.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

(iii) Each of Merck and Vaccinex represents to the other that, on or prior to the Effective Date, it has disclosed in writing to such other Party (a) any unpublished patent applications filed by such Party and pending as of the Effective Date or (b) any written invention disclosures received as of the Effective Date by an employee of such Party who is responsible for deciding whether to file patent applications, in each case that specifically references the other Party’s compound or class Compound by name, structure or publication. If it is determined by a court or other tribunal of competent jurisdiction that either Merck or Vaccinex breached the foregoing representation by failing to disclose such a patent application or invention disclosure, then such Party shall be deemed to have automatically granted to the other Party a perpetual, irrevocable, non-exclusive, worldwide, royalty-free, fully paid-up license, transferable and sublicensable, under any claims in any patent owned or controlled by such Party that issues from or includes a priority claim to such patent application or covers an invention contained in such invention disclosure, which claims specifically recite a product combining, or a use or method of use of both the Vaccinex Compound or a Vaccinex Class Compound, on the one hand, and Merck Compound or an Merck Class Compound, on the other hand, to practice the Combination for all purposes that would have obtained under this Agreement had such patent application or invention disclosure been disclosed to the other Party. This license shall be such Party’s sole liability, and the other Party’s sole remedy, for any breach of the foregoing representation.

(iv) Notwithstanding any other terms of this Section 10.4 to the contrary, the licenses granted under this Section 10.4 do not provide Merck or Vaccinex with any rights, title or interest in, or any license to, the other Party’s intellectual property rights which do not claim the Combination (except that each Party grants to the other Party a non-exclusive license under its applicable intellectual property as necessary to conduct the Study) and do not grant any rights to Merck or Vaccinex to manufacture, have manufactured, sell or have sold, the other Party’s Compound.

11. Reprints; Rights of Cross-Reference.

Consistent with applicable copyright and other laws, each Party may use, refer to, and disseminate reprints of scientific, medical and other published articles and materials from journals, conferences and/or symposia relating to the Study which disclose the name of a Party, provided such use does not constitute an endorsement of any commercial product or service by the other Party.

12. Press Releases and Publications.

12.1 Neither Party shall publicly disclose the terms of this Agreement without the prior written consent of the other Party, provided that Vaccinex may disclose the terms on a need to know basis in connection with the Study to maintain their compliance to the obligations stated herein, as required, or as needed to comply with applicable laws, including any reporting obligations with the Securities and Exchange Commission or listing requirements of a securities exchange; and provided further that the Parties will issue a joint press release promptly after the Effective Date generally describing the clinical collaboration set forth hereunder (the “First Press Release”).

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

12.2 To the extent required by Applicable Law or Vaccinex’s policies, Vaccinex will register the Study with the Clinical Trials Registry located at www.clinicaltrials.gov and any other local clinical registry if locally legally required. Vaccinex is committed to timely publication of the final Study Results following Study Completion, after taking appropriate action to secure intellectual property rights (if any) arising from the Study in accordance with Section 3.9 and the review process described in Section 12.3. The publication of the final Study results will be in accordance with the Protocol.

12.3 Any publication or presentation of one Party relating to the activities governed under this Agreement requires prior written approval of the other Party. This includes, but is not limited to, all medical publications in peer-reviewed journals and abstracts and presentations at scientific or medical congresses. Any proposed publication or presentation of either Party shall be consistent with the other Party’s scientific standards. This will be achieved by (i) applying the highest industry standards, including but not limited to the Good Publication Practice and the Recommendations for Conduct, Reporting, Editing, and Publication of Scholarly Work in Medical Journals of the International Committee of Medical Journal Editors (ICMJE) in their current version and (ii) publishing primary data manuscripts before any non-primary data (e.g. secondary analyses, case studies). Each publishing Party agrees to submit any proposed publication or presentation to the other Party as follows:

To Merck: email address: [***]

To Vaccinex: email address: [***] and [***]

for review at least [***] prior to submitting any such proposed publication to a publisher or proceeding with such proposed presentation. Within [***] of its receipt, the other Party shall advise the publishing Party, as the case may be, in writing of any information contained therein which is Confidential Information (other than Study Results) or which may impair the availability of patent protection for Inventions. The other Party shall have the right to require the publishing Party, as applicable, to remove specifically identified Confidential Information (other than Study Results) and/or to delay the proposed publication or presentation for an additional [***] to enable the other Party to seek patent protection for Inventions.

12.5 After the First Press Release, each Party agrees to seek the prior written approval of the other Party (such approval not to be unreasonably withheld) for any press release regarding the other Party’s Compound, the Combination or the other Party’s name, in all cases, to the extent not materially consistent with the First Press Release; provided, that neither Party shall be restricted from any press release or other disclosure reasonably required to comply with applicable laws, including any reporting obligations with the Securities and Exchange Commission or the listing requirements of an applicable securities exchange . Each Party will use reasonable efforts to provide the other Party with the draft press releases at least seven (7) business days prior to distribution. Vaccinex agrees to identify Merck and acknowledge Merck’s support in any press release and any other publication or presentation of the results of the Study.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

13. Representations and Warranties; Disclaimers.

13.1 Each of Vaccinex and Merck represents and warrants to the other that (a) it has the full right and authority to enter into this Agreement and to perform its obligations hereunder (including its Compound supply obligations); (b) it has the full right and authority to grant the licenses hereunder that it purports to grant; and (c) subject to Sections 3.10 and 3.11, it has not entered into, and during the term of the Agreement will not enter into, any agreement or arrangement with any Third Party which would (i) prevent the Parties from performing the Study; or (ii) prevent either Party or both Parties from pursuing any additional studies with respect to the Combination; or (iii) violate the exclusivity obligations of such Party during the periods set forth in Sections 3.10 and 3.11, as applicable.

13.2 Vaccinex agrees to Manufacture and supply the Vaccinex Compound for purposes of the Study as set forth in Article 8, and Vaccinex hereby represents and warrants to Merck that, at the time of Delivery of the Vaccinex Compound, such Vaccinex Compound shall have been Manufactured and supplied in compliance with: (i) the Specifications for the Vaccinex Compound; (ii) the Clinical Quality Agreements; and (iii) all Applicable Law, including cGMP and health, safety and environmental protections. Merck agrees to Manufacture and supply Merck Compound for purposes of the Study as set forth in Article 8, and Merck hereby represents and warrants to Vaccinex that, at the time of Delivery of Merck Compound, such Merck Compound shall have been Manufactured and supplied in compliance with: (a) the Specifications for Merck Compound; (b) the Clinical Quality Agreements; and (c) all Applicable Law, including cGMP and health, safety and environmental protections.

13.3 Without limiting the foregoing, each Party is responsible for obtaining all regulatory approvals (including facility licenses) that are required to Manufacture its Compound in accordance with Applicable Law (provided that for clarity, Vaccinex shall be responsible for obtaining Regulatory Approvals for the Study as set forth in Section 3.3).

13.4 Vaccinex does not undertake that the Study shall lead to any particular result, nor is the success of the Study guaranteed. Neither Party accepts any responsibility for any use that the other Party may make of the Clinical Data nor for advice or information given in connection therewith.

13.3 Anti-Corruption.

13.3.1 In performing their respective obligations hereunder, the Parties acknowledge that the corporate policies of Vaccinex and Merck and their respective Affiliates require that each Party’s business be conducted within the letter and spirit of the law. By signing this Agreement, each Party agrees to conduct the business contemplated herein in a manner

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

which is consistent with all Applicable Law, including the U.S. Foreign Corrupt Practices Act, good business ethics, and its ethics and other corporate policies, and to abide by the spirit of the other Party’s applicable ethics and compliance guidelines which may be provided by such other Party from time to time. Specifically, each Party agrees that it has not, and covenants that it, its Affiliates, and its and its Affiliates’ directors, employees, officers, and anyone acting on its behalf, will not, in connection with the performance of this Agreement, directly or indirectly, make, promise, authorize, ratify or offer to make, or take any action in furtherance of, any payment or transfer of anything of value for the purpose or intent of influencing, inducing or rewarding any act, omission or decision to secure an improper advantage; or improperly assisting it in obtaining or retaining business for it or the other Party, or in any way with the purpose or effect of public or commercial bribery.

13.3.2 Each Party shall not contact, or otherwise knowingly meet with, any Government Official for the purpose of discussing activities arising out of or in connection with this Agreement, without the prior written approval of the other Party, except where such meeting is consistent with the purpose and terms of this Agreement and in compliance with Applicable Law.

13.3.3 Each Party represents that: (i) it has no impediment to enter into the transaction contemplated in this Agreement; and (ii) it is not excluded, debarred, suspended, proposed for suspension or debarment, or otherwise ineligible for government programs.

13.3.4 Each Party represents and warrants that except as disclosed to the other in writing prior to the commencement of this Agreement: (1) it does not have any interest which directly or indirectly conflicts with its proper and ethical performance of this Agreement; and (2) it shall maintain arm’s length relations with all Third Parties with which it deals for or on behalf of the other in performance of this Agreement. Each Party shall make all further disclosures as necessary to the other Party to ensure the information provided remains complete and accurate throughout the term of this Agreement. Subject to the foregoing, each Party agrees that it shall not hire or retain any Government Official to assist in its performance of this Agreement, with the sole exception of conduct of or participation in clinical trials under this Agreement, provided that such hiring or retention shall be subject to the completion by the hiring or retaining Party of a satisfactory anticorruption and bribery (e.g., FCPA) due diligence review of such Government Official. Each Party further covenants that any future information and documentation submitted to the other Party as part of further due diligence or a certification shall be complete and accurate.

13.3.5 Each Party shall have the right during the term of this Agreement, and for a period of two (2) years following termination of this Agreement, to conduct an investigation and audit of the other Party’s activities, books and records, to the extent they relate to that other Party’s performance under this Agreement, to verify compliance with the terms of this Section 13.3. Such other Party shall cooperate fully with such investigation or audit, the scope, method, nature and duration of which shall be at the sole reasonable discretion of the Party requesting such audit.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

13.3.6 Each Party shall ensure that all transactions under the Agreement are properly and accurately recorded in all material respects on its books and records and that each document upon which entries in such books and records are based is complete and accurate in all material respects. Each Party further represents, warrants and covenants that all books, records, invoices and other documents relating to payments and expenses under this Agreement are and shall be complete and accurate and reflect in reasonable detail the character and amount of transactions and expenditures. Each Party must maintain a system of internal accounting controls reasonably designed to ensure that no off-the-books or similar funds or accounts will be maintained or used in connection with this Agreement.

13.3.7 Each Party agrees that in the event that the other Party believes in good faith that there has been a possible violation of any provision of Section 13.3, such other Party may make full disclosure of such belief and related information needed to support such belief at any time and for any reason to any competent government bodies and its agencies, and to whoever such Party determines in good faith has a legitimate need to know.

13.3.8 Each Party shall comply with its own ethical business practices policy and any Corporate Integrity Agreement to which it is subject, and shall conduct its Study-related activities in accordance with Applicable Law. Each Party agrees to ensure that all of its employees involved in performing its obligations under this Agreement are made specifically aware of the compliance requirements under this Section 13.3. In addition, each Party agrees to ensure that all such employees participate in and complete mandatory compliance training to be conducted by each Party, including specific training on anti-bribery and corruption, prior to his/her performance of any obligations or activities under this Agreement. Each Party further agrees to certify its continuing compliance with the requirements under this Section 13.3 on a periodic basis during the term of this Agreement in such form as may be reasonably requested by the other Party.

13.4 EXCEPT AS EXPRESSLY PROVIDED HEREIN, MERCK MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO MERCK COMPOUND, AND VACCINEX MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE VACCINEX COMPOUND.

14. Insurance; Indemnification; Limitation of Liability.

14.1 Insurance. Each Party warrants that it maintains a policy or program of insurance or self-insurance at levels sufficient to support the indemnification obligations assumed herein. Upon request, a Party shall provide evidence of such insurance.

14.2 Indemnification.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

14.2.1 Indemnification by Vaccinex. Vaccinex agrees to defend, indemnify and hold harmless Merck, its Affiliates, and its and their employees, directors, subcontractors and agents from and against any loss, damage, reasonable costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with any claim, proceeding, or investigation by a Third Party (collectively, the “Claims”) to the extent arising out of this Agreement or the Study (a “Vaccinex Liability”), except to the extent that such Vaccinex Liability (A) was directly caused by (i) negligence or willful misconduct on the part of Merck (or any of its Affiliates, or its and their employees, directors, subcontractors or agents); (ii) a breach on the part of Merck of any of its representations and warranties or any other covenants or obligations of Merck under this Agreement; or (iii) a breach of Applicable Law by Merck; or (B) is determined to be attributable to Merck Compound.

14.2.2 Indemnification by Merck. Merck agrees to defend, indemnify and hold harmless Vaccinex, its Affiliates, and its and their employees, directors, subcontractors and agents from and against any Claims to the extent arising out of this Agreement or the Study (an “Merck Liability”), except to the extent that such Merck Liability (A) was directly caused by (i) negligence or willful misconduct on the part of Vaccinex (or any of its Affiliates, or its and their employees, directors, subcontractors or agents); (ii) a breach on the part of Vaccinex of any of its representations and warranties or any other covenants or obligations of Vaccinex under this Agreement; or (iii) a breach of Applicable Law by Vaccinex; or (B) is determined to be attributable to the Vaccinex Compound.

14.2.3 Procedure. The obligations of Merck and Vaccinex under this Section 14.2 are conditioned upon the delivery of written notice to Merck or Vaccinex, as the case might be, of any potential Liability within a reasonable time after a Party becomes aware of such potential Liability. A Party will have the right to assume the defense of any suit or claim related to the Liability (using counsel reasonably satisfactory to the other Party) if it has assumed responsibility for the suit or claim in writing. The other Party may participate in (but not control) the defense thereof at its sole cost and expense. The Party controlling such defense (the “Defending Party”) shall keep the other Party (the “Other Party”) advised of the status of such action, suit, proceeding or claim and the defense thereof and shall consider recommendations made by the Other Party with respect thereto. The Defending Party shall not agree to any settlement of such action, suit, proceeding or claim without the prior written consent of the Other Party, which shall not be unreasonably withheld. The Defending Party shall not agree to any settlement of such action, suit, proceeding or claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Other Party from all liability with respect thereto or that imposes any liability or obligation on the Other Party without the prior written consent of the Other Party.

14.2.4 Study Subjects. Except as may be mutually agreed upon in writing in the Study informed consent form or a Site clinical trial agreement, Vaccinex shall not offer compensation on behalf of Merck to any Study subject or bind Merck to any indemnification obligations in favor of any Study subject. Likewise, except as may be mutually agreed in writing upon in the Study informed consent form or a Site clinical trial agreement, Merck shall not offer compensation on behalf of Vaccinex to any Study subject or bind Vaccinex to any indemnification obligations in favor of any Study subject.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

14.3 LIMITATION OF LIABILITY. OTHER THAN WITH RESPECT TO DAMAGES ARISING OUT OF OR RELATED TO A PARTY’S BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT TO USE, DISCLOSE, LICENSE, ASSIGN OR OTHERWISE TRANSFER SAMPLE TESTING RESULTS, CLINICAL DATA, CONFIDENTIAL INFORMATION AND JOINTLY-OWNED INVENTIONS ONLY FOR THE USE HEREIN, IN NO EVENT SHALL EITHER PARTY (OR ANY OF ITS AFFILIATES OR SUBCONTRACTORS) BE LIABLE TO THE OTHER PARTY FOR, NOR SHALL ANY INDEMNIFIED PARTY HAVE THE RIGHT TO RECOVER, ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR DAMAGES FOR LOST OPPORTUNITIES), WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARISING OUT OF (x) THE MANUFACTURE OR USE OF ANY COMPOUND SUPPLIED HEREUNDER OR (y) ANY BREACH OF OR FAILURE TO PERFORM ANY OF THE PROVISIONS OF THIS AGREEMENT OR ANY REPRESENTATION, WARRANTY OR COVENANT CONTAINED IN OR MADE PURSUANT TO THIS AGREEMENT, EXCEPT THAT SUCH LIMITATION SHALL NOT APPLY TO DAMAGES PAID OR PAYABLE TO A THIRD PARTY BY AN INDEMNIFIED PARTY FOR WHICH THE INDEMNIFIED PARTY IS ENTITLED TO INDEMNIFICATION HEREUNDER.

15. Use of Name.

Except as expressly provided herein, neither Party shall have any right, express or implied, to use in any manner the name or other designation of the other Party or any other trade name, trademark or logo of the other Party for any purpose in connection with the performance of this Agreement.

16. Force Majeure.

If in the performance of this Agreement, one of the Parties is prevented, hindered or delayed by reason of any cause beyond such Party’s reasonable control (e.g., war, riots, fire, strike, governmental laws), such Party shall be excused from performance to the extent that it is necessarily prevented, hindered or delayed (“Force Majeure”). The nonperforming Party will notify the other Party of such Force Majeure within ten (10) days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance will be of no greater scope and no longer duration than is necessary and the non-performing Party will use commercially reasonable efforts to remedy its inability to perform.

17. Entire Agreement; Modification.

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Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

The Parties agree to the full and complete performance of the mutual covenants contained in this Agreement. This Agreement, together with the Related Agreements, constitutes the sole, full and complete agreement by and between the Parties with respect to the subject matter of this Agreement, and all prior agreements, understandings, promises and representations, whether written or oral, with respect thereto are superseded by this Agreement. No amendments, changes, additions, deletions or modifications to or of this Agreement shall be valid unless reduced to writing and signed by the Parties hereto.

18. Assignment and Sub-Contracting.

Neither Party shall assign or transfer this Agreement without the prior written consent of the other Party; provided, however, that no such consent shall be required in connection with a Change of Control of a Party. Notwithstanding the foregoing, either Party may assign all or any part of this Agreement to one or more of its Affiliates without the other Party’s consent, and any and all rights and obligations of either Party may be exercised or performed by its Affiliates, provided that such Affiliates agree to be bound by this Agreement. In the event of a Change of Control of a Party, such Party undergoing the Change of Control shall notify the other Party in writing at least thirty (30) days prior to completion of such Change of Control (to the extent such notification is legally permissible prior to completion of such Change of Control, and if such notification is not legally permissible prior to such Change of Control, then such notification shall be provided to the other Party in writing simultaneously with the first public announcement with respect to such Change of Control). Any permitted assignee of a Party (which assignee shall include the Third Party in a Change of Control situation under Section 1.8(b)) shall, in writing to the non-assigning Party, expressly assume the obligation to perform this Agreement. Any attempted assignment not in accordance with this Section 18 shall be null and void and of no legal effect. The terms and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the Parties and their respected successors and permitted assigns. For the avoidance of doubt, nothing in this Section limits the provisions of Section 3.12.

19. Invalid Provision.

If any provision of this Agreement is held to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision. In lieu of the illegal, invalid or unenforceable provision, the Parties shall negotiate in good faith to agree upon a reasonable provision that is legal, valid and enforceable to carry out as nearly as practicable the original intention of the entire Agreement.

20. No Additional Obligations.

Vaccinex and Merck have no obligation to renew this Agreement or apply this Agreement to any clinical trial other than the Study. Neither Party is under any obligation to enter into another type of agreement at this time or in the future.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

21. Dispute Resolution and Jurisdiction.

21.1 The Parties shall attempt in good faith to settle all disputes arising out of or in connection with this Agreement in an amicable manner. Any claim, dispute or controversy arising out of or relating to this Agreement, including the breach, termination or validity hereof or thereof (each, a “Dispute”), shall be governed by and construed in accordance with the substantive laws of the state of New York, without giving effect to its choice of law principles.

21.2 Nothing contained in this Agreement shall deny either Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed or maintained notwithstanding any ongoing discussions between the Parties.

22. Notices.

All notices or other communications that are required or permitted hereunder shall be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery or overnight courier), or sent by internationally-recognized overnight courier addressed as follows:

If to Vaccinex, to:

Vaccinex, Inc.

Attention: Chief Executive Officer

1895 Mt. Hope Avenue

Rochester, NY 14620

USA

With a copy to:

Vaccinex, Inc.

Attention: Legal Counsel

1895 Mt. Hope Avenue

Rochester, NY 14620

USA

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

If to Merck, to:

Ares Trading S.A.

Attention: Legal Department

Z.I de l’Ouriettaz,

CH-1170 Aubonne,

Switzerland

With a copy to:

Merck KGaA

Attention: Merck Healthcare Legal

Frankfurter Strasse 250

64293 Darmstadt, Germany

23. Relationship of the Parties.

The relationship between the Parties is and shall be that of independent contractors, and does not and shall not constitute a partnership, joint venture, agency or fiduciary relationship. Neither Party shall have the authority to make any statements, representations or commitments of any kind, or take any actions, which are binding on the other Party, except with the prior written consent of the other Party to do so. All persons employed by a Party will be the employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

24. Counterparts and Due Execution.

This Agreement and any amendment may be executed in two (2) or more counterparts (including by way of facsimile or electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, notwithstanding any electronic transmission, storage and printing of copies of this Agreement from computers or printers. When executed by the Parties, this Agreement shall constitute an original instrument, notwithstanding any electronic transmission, storage and printing of copies of this Agreement from computers or printers. For clarity, facsimile signatures and signatures transmitted via PDF shall be treated as original signatures.

25. Construction.

Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders, and the word “or” is used in the inclusive sense (and/or). Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

The term “including” as used herein shall be deemed to be followed by the phrase “without limitation” or like expression. The terms “will” and “shall” as used herein have the same meaning. References to “Article,” “Section” or “Appendix” are references to the numbered sections of this Agreement and the appendices attached to this Agreement, unless expressly stated otherwise. Except where the context otherwise requires, references to this “Agreement” shall include the appendices attached to this Agreement. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction will be applied against either Party hereto.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the respective representatives of the Parties have executed this Agreement as of the Effective Date.

Ares Trading S.A.

By:	/s/ James Singleton
Name:	James Singleton
Title:	Head of Legal Business Development

Ares Trading S.A.

By:	/s/ Guillaume Vignon
Name:	Guillaume Vignon
Title:	Head of Immuno-Oncology Licensing & Business Development

Vaccinex, Inc.

By:	/s/ Maurice Zauderer
Name:	Maurice Zauderer, Ph.D.
Title:	President & CEO

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Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

Appendix A

PROTOCOL SUMMARY

SYNOPSIS

Study Number:	[***]

Title	Phase 1b/2 Study of VX15/2503 in combination with avelumab in non-small cell lung cancer

Target Population:

Advance non-small cell lung cancer (NSCLC) who are immunotherapy-naïve.

Immunotherapy naïve will be defined as no prior treatment with anti-PD1/PD-L1, anti-CTLA4, anti-Lymphocyte-activation gene 3 (LAG-3), anti-T-cell Immunoglobulin domain and Mucin domain 3 (TIM-3), or anti-CD137 drugs.

[***]	[***]

Development Phase	1b/2

Investigational Products	VX15/2503 in combination with Avelumab

Active ingredients	VX15/2503: Humanized IgG4 monoclonal antibody against semaphorin 4D (anti-SEMA4D antibody) Avelumab: Humanized IgG1 monoclonal antibody against programmed death-ligand 1 (anti-PD-L1 antibody)

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

Appendix B

SUPPLY OF COMPOUNDS

Schedule of Deliveries for Merck Compound

Delivery Date	Quantity of [**]	Quantity of [**]

Total

DRUG RESPONSIBILITY MATRIX

Task	Responsibility of Vaccinex	Responsibility of Merck
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Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

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Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.

Appendix C

STUDY BUDGET

Total Direct Costs	[***]

Detailed Direct Cost Comparison by Large Category

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Total Indirect Costs	[***]

Detailed Indirect Cost Comparison by Large Category

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Central Lab	[***]

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TOTAL	[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Note: Reference to “Merck” in this document refers to the Group of Companies affiliated with Merck KGaA, Darmstadt, Germany.